UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2009

LIN TV Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31311	05-0501252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Richmond Square, Suite 200, Providence, Rhode Island	02906
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (401) 454-2880

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations

On October 29, 2009, LIN TV Corp. issued a press release announcing its financial results for the quarter and nine months ended September 30, 2009.  A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” under the Securities Exchange Act of 1934 (“the Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIN TV Corp.

Date: October 29, 2009	By:/s/ Nicholas N. Mohamed
Name: Nicholas N. Mohamed
Title: Vice President Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 29, 2009.